Rule 497(d)

                                                     Registration No. 333-101143

                     EQUITY FOCUS TRUSTS - STRATEGIC 10 PORTFOLIO, 2002 SERIES D

                                Supplement to Prospectus dated December 19, 2002


                   Effective immediately the sales charges on the Public Offering Price have been revised. The sales charges applicable to quantity purchases, disclosed under the heading "Public Sale of Units - Public Offering Price" on page 20 of the prospectus, are hereby amended to read as follows:



                                           Initial Sales Charge
                                           --------------------

                                        Percent     Percent
                                          of         of Net      Maximum Dollar
                                        Offering     Amount      Amount Deferred
      Number of Units*                   Price      Invested     Per 1,000 Units
      ----------------                   -----      --------     ---------------

      Fewer than 50,000.................  1.00%      1.010%          $12.00

      50,000 but less than 100,000....     .75        .758            12.00

      100,000 but less than 250,000...     .25        .253            12.00

      250,000 but less than
        1,000,000.......................     0           0            12.00


----------------

      *The reduced sales charge is also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for 1,000 Units, etc.

      For purchases of at least 1,000,000 Units or $1,000,000 or more, the total sales charge will be .75% (or .758% of the net amount invested).